UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2009

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure, Election or Appointment of Directors or Officers; Compensatory Arrangements of Officers.

On August 25, 2009, the Board of Directors and the Compensation Committee of Helen of Troy Limited (the “Company”) approved a form of Restricted Stock Agreement for awards of restricted stock to be granted from time to time under the Company’s 2008 Non-Employee Directors Stock Incentive Plan.  The preceding is qualified in its entirety by reference to the form of Restricted Stock Agreement that is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 26, 2009	/s/ Vincent D. Carson
Vincent D. Carson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement